AS WITH ALL MUTUAL FUNDS, THE                           HARTFORD HLS FUNDS
SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED
THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY                      CLASS IA SHARES
IS A CRIMINAL OFFENSE.

                                   PROSPECTUS

                                   EFFECTIVE MAY 1, 2002

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                               HARTFORD HLS FUNDS

                             CLASS IA SHARES

                             PROSPECTUS
                             MAY 1, 2002

                                             STOCK FUNDS
                                             ------------------------------------------------------------
                                             GLOBAL LEADERS HLS FUND
                                             GROWTH OPPORTUNITIES HLS FUND

                                             MONEY MARKET FUND
                                             ------------------------------------------------------------
                                             MONEY MARKET HLS FUND

                             HARTFORD HLS FUNDS
                             C/O INDIVIDUAL ANNUITY SERVICES
                             P.O. BOX 5085
                             HARTFORD, CT 06102-5085

INTRODUCTION
--------------------------------------------------------------------------------

The Hartford HLS Funds are a family of mutual funds (each a "fund" and together the "funds") which serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates ("Hartford Life"), Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis"), and certain qualified retirement plans. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans. Each fund described in this prospectus has its own investment strategy and risk/reward profile. Each fund offers two classes of shares: Class IA shares offered in this prospectus and Class IB shares offered pursuant to another prospectus. Class IB shares are subject to Rule 12b-1 distribution fees and therefore have higher expenses than Class IA shares, which are not subject to 12b-1 distribution fees.

Hartford Global Leaders HLS Fund is an investment portfolio of Hartford Series Fund, Inc.; Hartford Growth Opportunities HLS Fund is an investment portfolio of Hartford HLS Series Fund II, Inc.; and Hartford Money Market HLS Fund, Inc. is a separate corporation. Prior to the date of this prospectus, Hartford Growth Opportunities HLS Fund was named Fortis Growth Stock Series.

Each fund is a diversified fund. Information on each fund, including their risk factors, can be found on the pages following this summary. Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the "Retail Funds"). The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds' investment options offered in this prospectus.

The investment manager to each fund is HL Investment Advisors, LLC ("HL Advisors"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser -- either Wellington Management Company, LLP ("Wellington Management") or Hartford Investment Management Company ("HIMCO(R)"). Information regarding HL Advisors, Wellington Management and HIMCO is included under "Management of the Funds" in this prospectus. An affiliate of HL Advisors acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of the funds offered in this prospectus. The funds are not duplicates of these retail mutual funds and their performance will differ.

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

 2                                                            HARTFORD HLS FUNDS

CONTENTS                                                                    PAGE
--------------------------------------------------------------------------------

A summary of each fund's goals,                Hartford Global Leaders HLS Fund                               4
strategies, risks, performance                 Hartford Growth Opportunities HLS Fund                         7
and fees.                                      Hartford Money Market HLS Fund                                10
Further information on the                     Investment strategies and investment matters                  12
funds.                                         Management of the funds                                       14
                                               Purchase and redemption of fund shares                        15
                                               Determination of net asset value                              15
                                               Dividends and distributions                                   16
                                               Exchange privileges                                           16
                                               Federal income taxes                                          16
                                               Brokerage commissions                                         16
                                               Variable contract owner voting rights                         17
                                               Plan participant voting rights                                17
                                               Performance related information                               17
                                               Distributor, Custodian and Transfer Agent                     17
                                               Financial highlights                                          18
                                               Privacy policy                                                22
                                               For more information                                  back cover

HARTFORD HLS FUNDS                                                             3

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Leaders HLS Fund seeks growth of capital by investing primarily in stocks issued by companies worldwide.

INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of high-quality growth companies worldwide. These companies must, in the opinion of Wellington Management, be leaders in their respective industries as indicated by an established market presence and strong global, regional or country competitive positions. Under normal market and economic conditions, the fund diversifies its investments in securities of issuers among at least five countries, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index.

The fund uses a two-tiered investment strategy:

     - Using what is sometimes referred to as a "top down" approach, Wellington Management analyzes the global macro-economic and investment environments. This includes an evaluation of U.S. and non-U.S. economic and political conditions, fiscal and monetary policies, demographic trends and investor sentiment. Through top down analysis, Wellington Management anticipates trends and changes in the markets and economy to identify companies which offer significant potential for capital appreciation given current and projected global and local economic and market conditions.

     - Top down analysis is followed by what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statements, anticipated earnings, revenues and other related measures of value.

The fund emphasizes high-quality growth companies. The key characteristics of high-quality growth companies include a strong balance sheet, a high return on equity, a strong management team, and attractive relative value within the context of the global marketplace or a security's primary trading market.

For its most recent fiscal year, the fund's annual portfolio turnover rate exceeded 350%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy significantly influences the fund's performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

 4                                                            HARTFORD HLS FUNDS

                                                HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
99                                                                               50.37
00                                                                               -7.06
01                                                                              -16.58

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 32.82% (4th quarter 1999) and the lowest quarterly return was -15.79% (3rd quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/01

                                      SINCE INCEPTION
                         1 YEAR     (SEPTEMBER 30, 1998)
 Class IA                -16.58%           14.14%
 Morgan Stanley Capital
   International World
   Index (reflects no
   deduction for fees
   or expenses)          -16.52%            3.11%

  INDEX: The Morgan Stanley Capital International World Index is a broad based unmanaged market capitalization weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

HARTFORD HLS FUNDS                                                             5

HARTFORD GLOBAL LEADERS HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.74%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.07%
 Total operating expenses                                         0.81%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                 CLASS IA
EXPENSES                                                        ----------
 (with or without redemption)
 Year 1                                                           $   83
 Year 3                                                           $  260
 Year 5                                                           $  451
 Year 10                                                          $1,005

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Andrew S. Offit

- Senior Vice President of
  Wellington Management

- Sole Manager of the fund since
  August 2001; Co-Manager of the
  fund since inception (September
  1998)

- Joined Wellington Management in
  1997

- Investment professional since
  1987

 6                                                            HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks short- and long-term capital appreciation.

INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify high quality growth companies for purchase or sale by the fund. Wellington Management looks for a strong management team that has a clearly articulated business strategy, a history of earnings growth and the potential for that growth to be sustained, and attractive stock valuation based on multiple valuation tools.

For its most recent fiscal year, the fund's annual portfolio turnover exceeded 200%.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund trades securities very actively, which increases its transaction costs (thus affecting performance).

HARTFORD HLS FUNDS                                                             7

HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
92                                                                                2.94
93                                                                                8.78
94                                                                               -2.82
95                                                                               27.66
96                                                                               16.41
97                                                                               12.42
98                                                                               19.01
99                                                                               55.17
00                                                                                3.99
01                                                                              -22.85

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter 1999) and the lowest quarterly return was -23.35% (1st quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
 PERIODS ENDING 12/31/01

                            1 YEAR     5 YEARS    10 YEARS
 Class IA(1)                -22.85%    10.74%      10.42%
 S&P MidCap 400 Index
   (reflects no deduction
   for fees or expenses)     -0.60%    16.09%      13.23%
 Russell 3000 Growth Index
   (reflects no deduction
   for fees or expenses)    -19.63%     7.72%      10.41%

(1) The fund's shares were re-designated IA shares on April 30, 2002.

  INDICES: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

  The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) The fund has changed its benchmark from the S&P MidCap 400 Index to the Russell 3000 Growth Index because the fund's investment adviser believes the Russell 3000 Growth Index is better suited for the investment strategy of the fund.

 8                                                            HARTFORD HLS FUNDS

                                          HARTFORD GROWTH OPPORTUNITIES HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                               CLASS IA
SHAREHOLDER FEES                                              ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                         None
 Maximum deferred sales charge (load)                            None
 Exchange fees                                                   None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                0.61%
 Distribution and service (12b-1) fees                           None
 Other expenses                                                 0.04%
 Total operating expenses                                       0.65%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               CLASS IA
                          EXPENSES                            ----------
 (with or without redemption)
 Year 1                                                          $ 66
 Year 3                                                          $208
 Year 5                                                          $362
 Year 10                                                         $810

SUB-ADVISER

Wellington Management

PORTFOLIO MANAGER

Michael Carmen, CFA

- Vice President of Wellington
  Management

- Manager of the fund since April
  2001

- Joined Wellington Management in
  1999

- Employed by Kobrick Funds from
  1997-1999, State Street
  Research and Management from
  1992-1996 and 1997 and
  Montgomery Asset Management
  1996

HARTFORD HLS FUNDS                                                             9

HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by HIMCO. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund purchases securities which HIMCO believes offer attractive returns relative to the risks undertaken. In addition, HIMCO adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk and manager risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if HIMCO does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied over the last ten calendar years, while the table shows how the fund's performance over time compares to that of a broad-based market index.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results.

CLASS IA TOTAL RETURNS BY CALENDAR YEAR
[MONEY MARKET HLS FUND BAR GRAPH]

                                                                        CLASS IA TOTAL RETURNS
                                                                        ----------------------
92                                                                               3.63
93                                                                               2.94
94                                                                               3.95
95                                                                               5.74
96                                                                               5.18
97                                                                               5.31
98                                                                               5.25
99                                                                               4.89
00                                                                               6.10
01                                                                               3.87

------------------------------------------------------------
 During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter 2000) and the lowest quarterly return was 0.55% (4th quarter 2001).
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR
PERIODS ENDING 12/31/01

                              1 YEAR   5 YEARS   10 YEARS
 Class IA                     3.87%     5.09%     4.69%
 60-Day Treasury Bill Index
   (reflects no deduction
   for fees or expenses)      3.50%     4.87%     4.57%

  INDEX: 60-Day Treasury Bill Index, an unmanaged index of short-term treasury bills.

  Please call 1-800-862-6668 for the fund's most recent current and effective yield information.

 10                                                           HARTFORD HLS FUNDS

                                              HARTFORD MONEY MARKET HLS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan.

                                                                 CLASS IA
SHAREHOLDER FEES                                                ----------
 (fees paid directly from your investment)
 Maximum sales charge (load) as a percentage of offering
   price                                                           None
 Maximum deferred sales charge (load)                              None
 Exchange fees                                                     None

ANNUAL OPERATING EXPENSES
 (expenses that are deducted from the fund's assets)
 Management fees                                                  0.45%
 Distribution and service (12b-1) fees                             None
 Other expenses                                                   0.03%
 Total operating expenses                                         0.48%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares you would have the same expenses whether or not you redeemed your shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               CLASS IA
EXPENSES                                                      ----------
 (with or without redemption)
 Year 1                                                          $ 49
 Year 3                                                          $154
 Year 5                                                          $269
 Year 10                                                         $605

SUB-ADVISER

HIMCO

PORTFOLIO MANAGER

Robert Crusha

- Vice President of HIMCO

- Manager of the fund since May
  2002

- Joined HIMCO in 1993

- Investment professional since
  1995

HARTFORD HLS FUNDS                                                            11

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
INVESTMENT RISKS GENERALLY

There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments or securities of small capitalization companies.

USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund (other than the Money Market HLS Fund, which may invest in high quality money market securities at any time) may invest some or all of its assets in high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of upswings and limit its ability to meet its investment objective.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, each fund (other than the Money Market HLS Fund) may purchase and sell options, enter into futures contracts or utilize other derivatives with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques, which are incidental to each fund's primary strategy, permit a fund to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance.

FOREIGN INVESTMENTS

Global Leaders HLS Fund and Growth Opportunities HLS Fund may hold foreign investments as part of their principal investment strategy. Money Market HLS Fund may invest in securities of foreign issuers, but not in non-dollar securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a fund to make intended investments due to settlement problems

 12                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.

Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

FOREIGN INVESTMENTS IN EMERGING MARKETS

Each fund, except Money Market HLS Fund, may invest in emerging markets, but not as a principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

SMALL CAPITALIZATION COMPANIES

Growth Opportunities HLS Fund may invest in securities of small capitalization companies as part of its principal investment strategy. Global Leaders HLS Fund may hold securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

ABOUT EACH FUND'S INVESTMENT GOAL

The investment goal of Growth Opportunities HLS Fund may be changed without a shareholder vote. The investment goal of the other funds may be changed only with the approval of the fund's shareholders. A fund may not be able to achieve its goal.

CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Global Leaders HLS Fund and Growth Opportunities HLS Fund are expected to have relatively high portfolio turnover. Money Market HLS Fund may at times engage in short-term trading. Short-term trading could produce higher brokerage expenses and transaction costs for a fund. The funds are not managed to achieve a particular tax result for shareholders.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and therefore are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Statement of Additional Information which may be obtained free of charge by contacting the funds (see back cover for address and phone number).

HARTFORD HLS FUNDS                                                            13

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

TERMS USED IN THIS PROSPECTUS

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

FOREIGN ISSUERS: Foreign issuers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers if the issuer's economic fortunes and risks are primarily linked with U.S. markets.

NON-DOLLAR SECURITIES: Securities denominated or quoted in foreign currency or paying income in foreign currency.

MANAGEMENT OF THE FUNDS
THE INVESTMENT MANAGER

HL Investment Advisors, LLC ("HL Advisors") is the investment manager to each fund. As investment manager, HL Advisors is responsible for supervising the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned indirect subsidiaries of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $181.2 billion in assets as of December 31, 2001. HL Advisors had over $48.6 billion in assets under management as of December 31, 2001. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

Hartford HLS Series Fund II, Inc. has received an exemptive order from the Securities and Exchange Commission under which it uses a "Manager of Managers" structure. This permits HL Advisors to appoint a new sub-adviser for Growth Opportunities HLS Fund, with the approval by the fund's Board of Directors and without obtaining approval from those contract holders that participate in the fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

THE INVESTMENT SUB-ADVISERS

Wellington Management is the investment sub-adviser to the Global Leaders HLS Fund and Growth Opportunities HLS Fund.

Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2001 Wellington Management had investment management authority over approximately $311 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.

Hartford Investment Management Company ("HIMCO(R)") is the investment sub-adviser to the Money Market HLS Fund. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2001 HIMCO and its wholly-owned subsidiary had investment management authority over approximately $75.4 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

MANAGEMENT FEES

Growth Opportunities HLS Fund pays a monthly management fee to HL Advisors for investment advisory and certain administrative services. Each other fund pays a monthly management fee to HL Advisors and an administration fee to Hartford Life (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees are based on a stated percentage of the fund's average daily net asset value as follows:

GROWTH OPPORTUNITIES HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $100,000,000                          0.700%
  Amount over $100 million                    0.600%

MONEY MARKET HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  All Assets                                  0.450%

 14                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

GLOBAL LEADERS HLS FUND

NET ASSET VALUE                             ANNUAL RATE
  First $250,000,000                          0.775%
  Next $250,000,000                           0.725%
  Next $500,000,000                           0.675%
  Amount Over $1 Billion                      0.625%

For the year ended December 31, 2001, Growth Opportunities HLS Fund paid management fees to HL Advisors. Each other fund paid management and administration fees to HL Advisors and Hartford Life, respectively (these management and administration fees are aggregated for the purposes of presentation in the table below). These fees, expressed as a percentage of net assets, were as follows:

FUND NAME                                   ANNUAL RATE
  Hartford Global Leaders HLS Fund             0.74%
  Hartford Growth Opportunities HLS Fund       0.61%(1)
  Hartford Money Market HLS Fund               0.45%

(1) Includes an amount received by the funds' previous investment adviser for the period prior to April 2, 2001.

PURCHASE AND REDEMPTION OF FUND SHARES

The funds offer each class of their shares to variable annuity and variable life insurance separate accounts of Hartford Life, Fortis Benefits and First Fortis (the "Accounts") as investment options for certain variable annuity contracts and variable life insurance contracts ("variable contracts") issued through the Accounts. The funds also offer each class of their shares to certain qualified retirement plans (the "Plans").

The funds offer two different classes of shares: Class IA shares and Class IB shares. Class IA shares are offered by this prospectus. Class IB shares are offered by a separate prospectus. For each fund, both classes of shares represent an investment in the fund but are subject to different expenses and have different prices and performance.

Most of the Accounts are registered with the SEC as investment companies. When shares of a fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the funds are sold by Hartford Securities Distribution Company, Inc. (the "Distributor") in a continuous offering to the Accounts and the Plans. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares of the funds at net asset value without sales or redemption charges.

For each day on which a fund's net asset value is calculated, the Accounts transmit to the fund any orders to purchase or redeem shares of the fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a fund any orders to purchase or redeem shares of the fund based on the instructions of Plan trustees or participants. The Accounts and Plans purchase and redeem shares of the funds at the net asset value per share calculated as of the day that the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a fund. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more of such classes of investors could be disadvantaged. The funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each fund's Board of Directors will monitor each fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the funds or substitute shares of another fund for the current fund. This, in turn, could cause a fund to sell portfolio securities at a disadvantageous price.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined for each fund as of the close of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on

HARTFORD HLS FUNDS                                                            15

FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

each business day that the NYSE is open. The net asset value is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Except for the Money Market HLS Fund, the funds use market prices in valuing portfolio securities, but may use fair value estimates, as determined by HL Advisors under the direction of the applicable Board of Directors, if reliable market prices are not available. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Securities of foreign issuers and non-dollar securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities (other than short-term obligations) held by each fund other than the Money Market HLS Fund are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Money Market HLS Fund's assets, and investments of the other funds that will mature in 60 days or less, are valued at amortized cost, which approximates market value.

Certain funds may invest in securities primarily traded in foreign securities markets. Foreign securities markets may trade on days when a fund does not compute its net asset value or may close (generating closing prices) at times before or after the NYSE. Consequently, the net asset value of a fund and the value of its shares may change on days, or at times, when an investor cannot redeem the fund's shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may be declared by each fund's Board of Directors from time to time. The current policy for each fund, except the Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once each year. The Money Market HLS Fund declares dividends on a daily basis and pays them monthly.

Such dividends and distributions are automatically invested in additional full or fractional shares monthly on the last business day of each month at the per share net asset value on that date.

EXCHANGE PRIVILEGES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the funds' shareholders. In order to minimize such costs, the funds reserve the right to reject any purchase request that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by a variable contract owner or by brokers controlling the accounts of a group of variable contract owners.

FEDERAL INCOME TAXES

For federal income tax purposes, each fund is treated as a separate taxpayer. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the funds, see "Taxes" in the SAI.

BROKERAGE COMMISSIONS

Although the rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices

 16                                                           HARTFORD HLS FUNDS

                                                FURTHER INFORMATION ON THE FUNDS
--------------------------------------------------------------------------------

and executions, effected through dealers who sell shares of the funds.

VARIABLE CONTRACT OWNER VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, the funds generally vote shares held by the Accounts in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a fund that is an investment portfolio of Hartford Series Fund, Inc. or Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of funds differ (such as approval of an investment management agreement or a change in a fund's fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Fractional shares are counted. Shares held by an Account for which no instructions are received are voted for or against, or in abstention, any proposals in the same proportion as the shares for which instructions are received.

PLAN PARTICIPANT VOTING RIGHTS

With regard to fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

PERFORMANCE RELATED INFORMATION

The funds may advertise performance related information. Performance information about a fund is based on the fund's past performance only and is no indication of future performance.

Each fund may include its total return in advertisements or other sales material. When a fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

The Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in fund shares and thus compounded in the course of a 52-week period.

The funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the funds' performance information and will reduce an investor's return under the insurance products or retirement plans.

DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each fund's assets.

Hartford Investor Services Company, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the funds.

HARTFORD HLS FUNDS                                                            17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                              CLASS IA - PERIOD ENDED:
                                                             12/31/01      12/31/00      12/31/99     9/30/98-12/31/98(A)
                                                            ----------    ----------    ----------    -------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $1.759        $1.913        $1.285            $1.000
Net investment income (loss)                                    0.011         0.008         0.003             0.001
Net realized and unrealized gain (loss) on investments         (0.305)       (0.142)        0.642             0.318
                                                             --------      --------      --------           -------
Total from investment operations                               (0.294)       (0.134)        0.645             0.319
Less distributions:
  Dividends from net investment income                         (0.008)       (0.009)       (0.003)           (0.002)
  Distributions from net realized gain on investments          (0.017)       (0.011)       (0.014)           (0.032)
  Distributions from capital                                    0.000         0.000         0.000             0.000
                                                             --------      --------      --------           -------
Total distributions                                            (0.025)       (0.020)       (0.017)           (0.034)
                                                             --------      --------      --------           -------
Net increase (decrease) in net asset value                     (0.319)       (0.154)        0.628             0.285
Net asset value, end of period                                 $1.440        $1.759        $1.913            $1.285
                                                             ========      ========      ========           =======
TOTAL RETURN                                                  (16.58%)       (7.06%)       50.37%            31.88%(b,d)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                     $484,661      $575,217      $179,675            $5,761
Ratio of expenses to average net assets                         0.81%         0.81%         0.86%             0.89%(c,d)
Ratio of net investment income (loss) to average net
  assets                                                        0.71%         0.63%         0.54%(d)          0.63%(c,d)
Portfolio turnover rate                                        362.9%(e)     366.6%(e)     207.4%(e)          47.9%(e)

(a) The fund was declared effective by the Securities and Exchange Commission on September 30, 1998.

(b) Not annualized.

(c) Annualized.

(d) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of operating expenses to average net assets would have been higher if management fees were not waived. The total return and ratio of net investment income to average net assets would have been lower if management fees were not waived.

(e) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 18                                                           HARTFORD HLS FUNDS

                                                                       FINANCIAL
HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD GROWTH OPPORTUNITIES HLS FUND (FORMERLY FORTIS GROWTH STOCK SERIES)

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                         CLASS IA - PERIOD ENDED:
                                                    12/31/01      12/31/00       12/31/99       12/31/98      12/31/97
                                                   ----------    ----------    ------------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $40.66        $45.14          $41.09        $36.64        $32.59
Investment income (loss)                                  --         (0.03)          (0.05)         0.09          0.12
Net realized and unrealized gain (loss) on
  investments                                          (9.21)         2.99           17.42          6.40          3.93
                                                    --------     ----------     ----------      --------      --------
Total from investment operations                       (9.21)         2.96           17.37          6.49          4.05
Less distributions:
  Dividends from net investment income                    --            --           (0.09)        (0.13)           --
  Distributions from net realized gain on
    investments                                        (8.79)        (7.44)         (13.23)        (1.91)           --
  Distributions from capital                              --            --              --            --            --
                                                    --------     ----------     ----------      --------      --------
Total distributions                                    (8.79)        (7.44)         (13.32)        (2.04)           --
                                                    --------     ----------     ----------      --------      --------
Net increase (decrease) in net asset value            (18.00)        (4.48)           4.05          4.45          4.05
Net asset value, end of period                        $22.66        $40.66          $45.14        $41.09        $36.64
                                                    ========     ==========     ==========      ========      ========
TOTAL RETURN                                         (22.85%)        3.99%          55.17%        19.01%        12.42%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $755,068     $1,063,005     $1,044,728      $762,354      $707,155
Ratio of expenses to average net assets                0.65%         0.64%           0.66%         0.65%         0.66%
Ratio of net investment income (loss) to
  average net assets                                  (0.01%)       (0.08%)         (0.18%)        0.21%         0.33%
Portfolio turnover rate                                 228%          120%            175%          106%           19%

HARTFORD HLS FUNDS                                                            19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

HARTFORD MONEY MARKET HLS FUND

The financial highlights table is intended to help you understand the financial performance of the fund's Class IA shares for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate at which an investor in Class IA shares would have made or lost money on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements and financial highlights, are included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees will lower the fund's performance.

                                                                   CLASS IA - PERIOD ENDED:
                                               12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
                                             ------------   ----------   ------------   ----------   ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $1.000       $1.000         $1.000       $1.000        $1.000
Net investment income (loss)                       0.038        0.059          0.070        0.051         0.049
Net realized and unrealized gain (loss) on
  investments                                      0.000        0.000          0.000        0.000         0.000
                                              ----------    ----------    ----------     --------      --------
Total from investment operations                   0.038        0.059          0.070        0.051         0.049
Less distributions:
  Dividends from net investment income            (0.038)      (0.059)        (0.070)      (0.051)       (0.049)
  Distributions from net realized gain on
    investments                                    0.000        0.000          0.000        0.000         0.000
  Distributions from capital                       0.000        0.000          0.000        0.000         0.000
                                              ----------    ----------    ----------     --------      --------
Total from distributions                          (0.038)      (0.059)        (0.070)      (0.051)       (0.049)
                                              ----------    ----------    ----------     --------      --------
Net increase (decrease) in net asset value         0.000        0.000          0.000        0.000         0.000
Net asset value, end of period                    $1.000       $1.000         $1.000       $1.000        $1.000
                                              ----------    ----------    ----------     --------      --------
TOTAL RETURN                                       3.87%        6.10%          4.89%        5.25%         5.31%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $1,867,520    $1,242,275    $1,257,436     $872,486      $612,480
Ratio of expenses to average net assets            0.48%        0.48%          0.47%        0.45%         0.44%
Ratio of net investment income (loss) to
  average net assets                               3.58%        5.91%          4.81%        5.12%         5.21%
Portfolio turnover rate                               --           --             --           --            --
Current Yield(a)                                   1.80%        6.20%          5.34%        4.79%         5.36%
Effective Yield(a)                                 1.82%        6.39%          5.49%        4.90%         5.50%

(a) The yield information will fluctuate and publication of yield may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies. In addition, information may be of limited use for comparative purposes because it does not reflect charges imposed at the Separate Account or Plan level which, if included, would decrease the yield. These figures have not been audited.

 20                                                           HARTFORD HLS FUNDS

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

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES (THE HARTFORD) Applicable to The Hartford's United States Operations

WE AT THE HARTFORD value your trust and are committed to the responsible management, use, and protection of personal information. When we refer to "you" we mean those individuals who have provided us with personal information in conjunction with inquiring about, applying for, or obtaining, a financial product or service from The Hartford to be used primarily for personal, family or household purposes. All financial service companies collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection, disclosure, and protection of personal information.

PERSONAL INFORMATION, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes PERSONAL FINANCIAL INFORMATION such as credit history, income, financial benefits, policy or claim information. It also includes PERSONAL HEALTH INFORMATION such as individual medical records or information about an illness, disability or injury.

We collect personal information to service your transactions with us and to support our business operations. We may obtain personal information directly from you, from your transactions with us, and from third parties such as a consumer reporting agency. Depending on the type of product or service you apply for or obtain from us, personal information such as name, address, income, payment history or credit history may be gathered from sources such as applications, transactions and consumer reports.

To serve you and administer our business, we may share certain personal financial information, only as permitted by law, with affiliates, such as our insurance companies, our banks, our employee agents, our brokerage firms, and our administrators.

We may also share personal information, only as permitted by law, with unaffiliated third parties, including independent agents, brokerage firms, insurance companies, administrators and service providers who help us serve you and administer our business. In addition, as permitted by law, we may share certain personal financial information with other unaffiliated third parties who assist us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your personal information with anyone for purposes unrelated to The Hartford's business operations without offering you the opportunity to "opt-out" or "opt-in" as required by law.

We only disclose personal health information with your proper written authorization or as otherwise permitted or required by law.

Our employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include secured files, user authentication, encryption, firewall technology and the use of detection software.

We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

At the inception of our business relationship and annually after that, we will provide a copy of our current Privacy Policy to those individuals who have obtained our products or services and maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding personal information even when a business relationship no longer exists between us.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford:

First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; The Hartford Bank, FSB; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, Inc.; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Trumbull Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property & Casualty Ins. Co. of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

 22                                                           HARTFORD HLS FUNDS

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

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on the Hartford HLS
Funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings of the fund's annual and semiannual report. In the annual report for certain funds you will find a discussion of the market conditions and investment strategies that significantly affected those funds' performance during the last fiscal year. You will also find the auditor's report in the annual report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds.

A current SAI and financial statements from the annual report for the fiscal year ended December 31, 2001 have been filed with the Securities and Exchange Commission and are incorporated by reference into (are legally a part of) this prospectus.

To request a free copy of the current annual/ semiannual report for a fund and/or the SAI or for other information about the funds, please contact the funds at:

BY MAIL:

Hartford HLS Funds
c/o Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085

BY PHONE:

1-800-862-6668

ON THE INTERNET:

http://hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

IN PERSON:

At the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

INTERNET:

www.sec.gov

E-MAIL:

publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Global Leaders HLS Fund                                                811-08629
Growth Opportunities HLS Fund                                          811-04615
Money Market HLS Fund                                                  811-03662

                                                              HARTFORD HLS FUNDS